Exhibit 10.2

INDEMNITY ASSUMPTION

This INDEMNITY ASSUMPTION (this “Assumption”) is made on July 18, 2021 by and among Pershing Square Tontine Holdings, Ltd. a Delaware corporation (“PSTH”), on the one hand, and Pershing Square Holdings, Ltd., a Guernsey limited liability company (“PSH”), Pershing Square L.P. a Delaware limited partnership (“PSLP”), Pershing Square International, Ltd, a Cayman Islands exempted company (“PSIL”) and PS VII Master, L.P. (“PSVII,” and together with PSH, PSLP and PSIL, the “PS Funds”) on the other hand and any persons or entities which become party to this agreement through execution of a joinder agreement (such persons or entities the “Affiliated Purchasers” and together with the PS Funds, the “Assignees”).

Capitalized terms used and not defined herein shall have the meanings given to them in the SPA (as defined below).

RECITALS

WHEREAS, PSTH is a party to the Share Purchase Agreement, dated June 20, 2021(the “SPA”), between PSTH and Vivendi S.E., a corporation (société européenne) incorporated under the laws of France (“Vivendi”), pursuant to which PSTH agreed to purchase and Vivendi agreed to sell 10% of the share capital and voting rights (minus one share) of Universal Music Group B.V. a private company with limited liability organized under the laws of the Netherlands (“UMG”), on a fully diluted basis (the “Sale Shares”) for an aggregate purchase price of US$ 3,949,340,400.00 (the “Purchase Price”).

WHEREAS, in connection with PSTH and Vivendi’s entry into the SPA, PSTH and Vivendi also entered into an Indemnification Agreement, dated June 20, 2021 (the “Indemnification Agreement”), pursuant to which PSTH obligated itself to indemnify and hold harmless Vivendi and certain of its affiliated persons in connection with the Warrants TO, the Redemption TO and the registration statement to register the Distribution under the Securities Act of 1933, as amended;

WHEREAS, in accordance with the terms of the SPA and as permitted thereunder, PSTH has assigned its rights under the SPA, including to purchase the Sale Shares (the “Assignment”), to the Assignees, subject to certain conditions set forth in the Assignment Agreement, dated July 18, 2021, by and among PSTH and the Assignees (the “Assignment Agreement”);

NOW, THEREFORE, in consideration of the foregoing, the mutual promises set forth hereinafter, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and with the intent to be legally bound, the Parties hereby agree as follows:

1.	Assignment and Assumption

PSTH hereby assigns to the Assignees, and the Assignees hereby assumes from PSTH, severally and not jointly, PSTH’s obligations under the Indemnification Agreement, subject to the satisfaction of the conditions set forth in Section 2 of the Assignment Agreement (the “Indemnity Assumption”) and upon the Closing and purchase by the Assignees of the Sale Shares, PSTH shall be released from its obligations under the Indemnification Agreement. The extent of any Losses and payments made in respect thereof shall be allocated pro rata to each Assignee in accordance with the number of Sale Shares purchased relative to the aggregate number of Sale Shares purchased by the Assignees collectively.

Sections 3 to 8 of the Assignment Agreement are hereby incorporated into this Indemnity Assumption mutatis mutandis.

IN WITNESS WHEREOF, each of the parties has executed or caused this Indemnity Assumption to be executed by its duly authorized representative as of the date first set forth above.

PERSHING SQUARE TONTINE HOLDINGS, LTD.

By :	/s/ William A. Ackman
Name:	William A. Ackman
Title:	Chairman and Chief Executive Officer

PERSHING SQUARE HOLDINGS, LTD.

By:	Pershing Square Capital Management, L.P., its Investment Manager

By:	PS Management, GP, LLC, its General Partner

By :	/s/ William A. Ackman
Name:	William A. Ackman
Title:	Managing Member

PERSHING SQUARE, L.P.

By:	Pershing Square Capital Management, L.P., its Investment Manager

By:	PS Management, GP, LLC, its General Partner

By :	/s/ William A. Ackman
Name:	William A. Ackman
Title:	Managing Member

PERSHING SQUARE INTERNATIONAL, LTD.

By:	Pershing Square Capital Management, L.P., its Investment Manager

By:	PS Management, GP, LLC, its General Partner

By :	/s/ William A. Ackman
Name:	William A. Ackman
Title:	Managing Member

[Signature Page to Indemnity Assumption]

PS VII MASTER, L.P.

By:	PS VII GP, LLC, its General Partner

By :	/s/ William A. Ackman
Name:	William A. Ackman
Title:	Managing Member

[Signature Page to Indemnity Assumption]